UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
                                      1934



       Date of Report (Date of earliest event reported) December 1, 2010

                                 Hydromer, Inc.
             (Exact name of registrant as specified in its chapter)

       New Jersey           0-10683                       22-2303576
    (State or other (Commission File Number) (IRS Employer Identification No.) jurisdiction of incorporation)




                             35 Industrial Parkway
                             Branchburg, N.J. 08876
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code (908) 722 - 5000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  )  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 1, 2010, Hydromer, Inc. ("the Company") held its annual meeting of shareholders at its corporate office at 35 Industrial Parkway, Branchburg, NJ 08876. The purpose of the meeting was to elect eight directors of the Company and to ratify the Company's choice of independent public accountants. The results are as reported in the attached exhibit.

                                 EXHIBIT INDEX

           Exhibit No.           Description of Exhibit

           99.42                Proxy Ballot - December 1, 2010


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                  Hydromer, Inc.
                                                                    Registrant




                                                               /s/ Robert Y. Lee
                                                               -----------------



                                                                Robert Y. Lee

Date  December 1, 2010                                   Chief Financial Officer

                                 HYDROMER, INC.

ANNUAL MEETING OF SHAREHOLDERS

                                DECEMBER 1, 2010

                         PROXY BALLOT (8K ITEM 5.07(B))

The undersigned, attorneys and proxies on behalf of the persons whose names are signed to the proxies in favor of the undersigned, which proxies are filed with the Secretary of the Annual Meeting of Shareholders of HYDROMER, INC., convened December 1, 2010, to which proxies reference is hereby made, do hereby cast one vote for each of the 4,306,824 shares of said Corporation represented by such proxies as indicated upon each of the following:


         1.      For the election of Directors, the following votes are cast:

MANFRED F. DYCK                                                    For 3,680,209

                                                                 Withhold-25,500

URSULA M. DYCK                                                     For-3,680,209

                                                                 Withhold-25,500

MAXWELL BOROW                                                      For-3,681,609

                                                                 Withhold-24,100

DIETER HEINEMANN                                                   For-3,681,609

                                                                 Withhold-24,100

ROBERT H. BEA                                                      For-3,681,609

                                                                 Withhold-24,100


FRED PERL                                                          For-3,681,609

                                                                 Withhold-24,100

MICHAEL F. RYAN                                                    For-3,681,609

                                                                 Withhold-24,100

GEORGE A. ZIETS                                                    For-3,681,609

                                                                 Withhold-24,100


       2. For the ratification of Rosenberg, Rich, Baker, Berman & Company as the Company's independent accountants for fiscal 2010/2011.
                                                                   For-4,300,463

                                                                    Against- 959

                                                                   Abstain- 5402

         3.      TOTAL BROKER'S NON-VOTES-601,115



/Robert J. Moravsik/
----------------------
Robert J. Moravsik
------------------


/Robert Y. Lee/
-----------------
Robert Y. Lee
-------------